June 14, 2010

Supplement

SUPPLEMENT DATED JUNE 14, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
(the "Portfolio")
CLASS X and CLASS Y
Dated April 30, 2010

The Securities and Exchange Commission recently adopted new rules and amendments to existing rules governing money market funds. The following changes to the Statement of Additional Information ("SAI") of the Money Market Portfolio of Morgan Stanley Variable Investment Series (the "Fund") are made in order to comply with those revisions.

The sixth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" is hereby deleted and replaced with:

An "NRSRO" is a nationally recognized statistical rating organization. At the time the Money Market Portfolio acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) (i) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs; or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO (the "Requisite NRSROs"). In accordance with Rule 2a-7 under the Investment Company Act, the Board has designated the following four NRSROs for the purposes of determining whether an investment is an "Eligible Security" (as defined in Rule 2a-7): Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch") and DBRS Limited ("DBRS") (each, a "Designated NRSRO").

The ninth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" is hereby deleted and replaced with:

Also, as required by the Rule, the Money Market Portfolio will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the Designated NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of the Portfolio's total assets in all such securities, (ii) no more than 0.5% of total assets in the securities of any one issuer and (iii) the remaining maturity of any such securities must be 45 days or less.

The second and third sentences of the eleventh paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" are hereby deleted and replaced with:

The Rule also requires the Money Market Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 60 days or less as soon as is reasonably practicable.

The following is added as the twelfth paragraph of the section of the Fund's SAI entitled "VIII. Purchase and Redemption and Pricing of Shares — B. Offering Price":

In the unlikely event that the Fund's Board of Trustees are to determine pursuant to Rule 2a-7 that the extent of the deviation between the Money Market Portfolio's amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board will cause the Portfolio to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Portfolio under Rule 22e-3 under the Investment Company Act.

The section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — C. Investment Strategies and Risks — Money Market Securities — Fully Insured Certificates of Deposit" is hereby deleted and replaced with:

Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013), and to 10% or less of each Portfolio's (other than the Money Market Portfolio's) total assets in all such obligations and in all illiquid assets, in the aggregate, and to 5% or less of the Money Market Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

The eighth sentence of the second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — C. Investment Strategies and Risks — Money Market Securities — Repurchase Agreements" is hereby deleted and replaced with:

A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Portfolio, amounts to more than 5% of its total assets in the Money Market Portfolio, and 15% of its net assets in the case of each of the other Portfolios.

The first sentence of the first paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — C. Investment Strategies and Risks — Money Market Securities — Private Placements and Restricted Securities" is hereby deleted and replaced with:

As a non-fundamental policy, which may be changed by the Trustees, the Money Market Portfolio may invest up to 5% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable; each of the Income Builder Portfolio, the Income Plus Portfolio, the Dividend Growth Portfolio, the Capital Opportunities Portfolio, the European Equity Portfolio, the Strategist Portfolio, the Global Infrastructure Portfolio, the Limited Duration Portfolio, the Aggressive Equity Portfolio, the High Yield Portfolio and the Global Dividend Growth Portfolio may invest up to 15% of its net assets in such restricted securities.

In addition, the third sentence of the second paragraph of the section referenced immediately above is hereby deleted and replaced with:

If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to the Money Market Portfolio, 5% of the Portfolio's net assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below.

Paragraph #2 of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — D. Fund Policies/Investment Restrictions — Non-Fundamental Restrictions" is hereby deleted and replaced with:

2. Each of the Dividend Growth Portfolio, the Capital Opportunities Portfolio, the European Equity Portfolio, the Income Plus Portfolio, the Strategist Portfolio and the Global Infrastructure Portfolio may not invest more than 15% (5% with respect to the Money Market Portfolio) of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities that have been deemed illiquid.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.